UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2014

EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
909 Walnut Street, Suite 200
Kansas City, Missouri 64106
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2014, EPR Properties and Neil E. Sprague entered into a Separation Agreement and Release (the "Separation Agreement"), which is effective as of October 31, 2014. Under the Separation Agreement, EPR Properties will pay Mr. Sprague an aggregate sum of $1,000,000, in twelve monthly installments, together with $15,132, which reflects the cost of COBRA benefits premium coverage for one year. The Separation Agreement contained customary covenants, including mutual releases by the parties thereto.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release, executed on November 20, 2014, effective as of October 31, 2014, between EPR Properties and Neil E. Sprague.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Senior Vice President, Treasurer and Chief Financial Officer
Date: November 20, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Separation Agreement and Release, executed on November 20, 2014, effective as of October 31, 2014, between EPR Properties and Neil E. Sprague.